UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Streamline Health Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STREAMLINE HEALTH SOLUTIONS, INC.

11800 Amber Park Drive, Suite 125

Alpharetta, GA 30009

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 29, 2021

To the Stockholders of Streamline Health Solutions, Inc.:

Notice is hereby given that a Special Meeting of the Stockholders of Streamline Health Solutions, Inc. will be held on July 29, 2021 at 10:00 a.m., Eastern Time, at http://www.meetingcenter.io/__________, for the following purposes:

1.	PROPOSAL 1—To ratify the approval, filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 24, 2021 (the “May 2021 Charter Amendment”), and the increase in the total number of authorized shares of common stock from 45,000,000 shares to 65,000,000 shares (the “Authorized Shares Increase”), which became effective on May 24, 2021 (the “Charter Amendment Ratification”).

2.	PROPOSAL 2—To ratify the approval and effectiveness of an amendment to our Third Amended and Restated 2013 Stock Incentive Plan (the “Third Amended 2013 Plan”) increasing the number of authorized shares available for issuance under the Third Amended 2013 Plan (the “Third Amended 2013 Plan Amendment”), which was filed with the U.S. Securities and Exchange Commission on May 24, 2021 and became effective as of the same date (the “Plan Amendment Ratification” and together with the Charter Amendment Ratification, the “Ratifications”). The Plan Amendment Ratification is conditioned upon the Charter Amendment Ratification.

3.	PROPOSAL 3—To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratifications (the “Adjournment Proposal”).

4.	To consider any and all other business that may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on June 30, 2021, will be entitled to notice of, and to vote at, the Special Meeting of Stockholders and any adjournment thereof.

As described in the Proxy Statement accompanying this Notice, because there may be uncertainty regarding the validity or effectiveness of the prior approval of the May 2021 Charter Amendment, the Authorized Shares Increase and the Third Amended 2013 Plan Amendment at our annual meeting of stockholders held on May 20, 2021 (the “2021 Annual Meeting”), our board of directors is submitting each of the Ratifications to our stockholders in order to eliminate such uncertainty. Each of the Ratifications is being submitted to our stockholders pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, and Delaware common law. Additionally, under Section 204 of the DGCL, stockholders of record as of March 29, 2021 (the record date for the 2021 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock or preferred stock as of June 30, 2021, the record date for the Special Meeting.

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As discussed in the Proxy Statement accompanying this Notice, in the Charter Amendment Ratification proposal, our stockholders are being asked to vote upon the ratification of the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase, and in the Plan Amendment Ratification proposal, our stockholders are being asked to vote upon the ratification of the approval and effectiveness of the Third Amended 2013 Plan Amendment. As noted above and as further described in the Proxy Statement, there may be uncertainty with respect to the validity or effectiveness of those acts taken at the 2021 Annual Meeting. Specifically, certain shares of common stock held through brokers, trustees, banks or other nominees that hold shares on behalf of beneficial owners and with respect to which the beneficial owner had not provided the brokers, trustees, banks or other nominees with voting instructions, were voted by the brokers, trustees, banks or other nominees in favor of the approval of the May 2021 Charter Amendment and the Authorized Shares Increase in accordance with the rules of the New York Stock Exchange, or NYSE. These NYSE rules are applicable to brokers, trustees, banks and other nominees regardless of whether an issuer is listed on the NYSE or Nasdaq. Therefore, these rules apply to us as a Nasdaq listed company. Certain statements made in our definitive proxy statement for our 2021 Annual Meeting, which included a proposal relating to the Authorized Shares Increase, were inconsistent with allowing brokers, trustees, banks or other nominees to cast votes without instruction. Our board of directors has ratified the May 2021 Charter Amendment and the Authorized Shares Increase pursuant to Section 204 of the DGCL, subject to stockholder ratification.

Additionally, although our stockholders previously approved the Third Amended 2013 Plan Amendment at our 2021 Annual Meeting, because the approval of the Third Amended 2013 Plan Amendment was conditioned upon the approval of the Authorized Shares Increase, our board of directors has determined that it is in our best interests and the best interests of our stockholders to ask our stockholders to ratify the approval and effectiveness of the Third Amended 2013 Plan Amendment at this Special Meeting in order to eliminate any uncertainty regarding the effectiveness of the Third Amended 2013 Plan Amendment. Our board of directors has ratified the Third Amended 2013 Plan Amendment pursuant to Section 204 of the DGCL, subject to stockholder ratification.

This Notice and the accompanying Proxy Statement constitute the notice required to be given to our stockholders (including our stockholders as of March 29, 2021) under Section 204 of the DGCL in connection with the Ratification proposals. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Ratifications are approved at the Special Meeting, any claim that the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase and the approval and effectiveness of the Third Amended 2013 Plan Amendment are void or voidable due to the failure to receive the requisite stockholder approval at our 2021 Annual Meeting, or that the Delaware Court of Chancery should declare, in its discretion, that the Ratifications not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time, which (i) in the case of the Charter Amendment Ratification, will be the time at which a certificate of validation filed with respect to the Charter Amendment Ratification becomes effective under the DGCL, and (ii) in the case of the Plan Amendment Ratification, will be the time at which the stockholders approve the Plan Amendment Ratification.

If you have any questions regarding the accompanying Proxy Statement or need assistance in voting your shares, please contact our proxy solicitor, Alliance Advisors, at (855) 928-4483 or STRM@allianceadvisors.com.

By Order of the Board of Directors

Thomas J. Gibson
Senior Vice President and Chief Financial Officer

Atlanta, Georgia

July ___, 2021

A Proxy Statement and proxy card are included herewith. As a stockholder of common stock or preferred stock on the record date of the Special Meeting, you are urged to vote. See “General Information—Voting Methods” in the included Proxy Statement for more information on your voting options. It is important that your shares be voted. In order to avoid the additional expense of further solicitation, we ask your cooperation in voting promptly.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2021.

Our Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders are available at http://www.envisionreports.com/STRM.

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STREAMLINE HEALTH SOLUTIONS, INC.

11800 Amber Park Drive, Suite 125

Alpharetta, GA 30009

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 29, 2021

GENERAL INFORMATION

Introduction

We are furnishing this Proxy Statement on behalf of the board of directors of Streamline Health Solutions, Inc., a Delaware corporation, for use at our Special Meeting of Stockholders, or at any adjournments or postponements of the meeting (the “Special Meeting”), for the purposes set forth below and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at http://www.meetingcenter.io/__________, at 10:00 a.m., Eastern Time, on Thursday, July 29, 2021.

If you wish to submit a question prior to the Special Meeting, you may do so beginning at 9:30 a.m., Eastern Time, on July 29, 2021, by logging into http://www.meetingcenter.io/__________ and entering your control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at http://www.meetingcenter.io/__________, type your question into the “Ask a Question” field, and click “Submit.”

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Streamline Health Solutions, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 19, 2021. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to

legalproxy@computershare.com

By mail:

Computershare

Streamline Health Solutions, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

As used in this Proxy Statement, the terms “Streamline,” the “company,” “we,” “us,” and “our” refer to Streamline Health Solutions, Inc. The term “common stock” means shares of our common stock, par value $0.01 per share. The term “preferred stock” means shares of our Series A 0% Convertible Preferred Stock, par value $0.01 per share.

This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about July 9, 2021.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on July 29, 2021:

This Proxy Statement is available at http://www.envisionreports.com/STRM.

Stockholders Entitled to Notice and to Vote

All holders of record of our common stock and our preferred stock at the close of business on June 30, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. Our shares of common stock and preferred stock vote together as a single class.

At the close of business on the Record Date, we had __________ shares of common stock outstanding and entitled to vote at the Special Meeting and no shares of preferred stock outstanding and entitled to vote at the Special Meeting. Holders of common stock are entitled to one vote for each share of our common stock held. Shares of our common stock and preferred stock may not be voted cumulatively.

Quorum

Our bylaws provide that the holders of a majority of all of the shares of our capital stock issued, outstanding, and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Shares that are voted FOR, AGAINST, WITHHELD, or ABSTAIN or broker non-votes, as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum. “Broker non-votes” occur when brokers, trustees, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Distinction between Holding Shares as a Stockholder of Record and as a Beneficial Owner

Some of our stockholders hold their shares through a broker, trustee, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Special Meeting.

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or bank or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, bank or nominee how to vote and you also are invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee, bank or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

If you are not a stockholder of record, please understand that we do not know that you are a stockholder, or how many shares you own.

Voting Methods

Stockholders of Record

By Mail. Registered stockholders as of the record date for the Special Meeting may vote their shares by signing, dating and mailing the enclosed proxy card using the enclosed postage pre-paid envelope. We strongly encourage you, however, to consider using the Internet or telephone voting options described below because these voting methods are faster and less costly than voting by mailing your signed and dated proxy card. If you vote via the Internet or telephone, you do not need to mail your proxy card.

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By Internet. Registered stockholders may vote on the Internet at http://www.envisionreports.com/STRM. Please have your proxy card available when going online and follow the online instructions. Stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees. Internet voting for registered stockholders is available up until 1:00 a.m., Central Time, on July 29, 2021, the day of the Special Meeting. The Internet voting procedures are designed to authenticate each stockholder by use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. The control number can be found on the enclosed proxy card.

By Telephone. Registered stockholders also may vote by telephone by calling 1-800-652-8683 (toll-free) and using any touch-tone telephone to transmit their votes up until 1:00 a.m., Central Time, on July 29, 2021, the day of the Special Meeting. Please have your proxy card in hand when you call and then follow the instructions. The control number necessary to vote your shares by telephone can be found on the enclosed proxy card.

By Attending the Special Meeting. If you attend the Special Meeting and wish to vote at the Special Meeting, you may vote through http://www.meetingcenter.io/__________.

Beneficial Owners

If your shares are held of record in the name of a bank, trustee, broker or other nominee, you should follow the separate instructions that the nominee provides to you. Although most banks, trustees and brokers now offer Internet and telephone voting, availability and specific processes will depend on their voting arrangements.

Voting Requirements

At the Special Meeting, stockholders will consider and act upon the following:

1.	The ratification of the approval, filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 24, 2021 (the “May 2021 Charter Amendment”), and the increase in the total number of authorized shares of common stock from 45,000,000 shares to 65,000,000 shares (the “Authorized Shares Increase”), which became effective on May 24, 2021 (the “Charter Amendment Ratification”).

2.	The ratification of the approval and effectiveness of an amendment to our Third Amended and Restated 2013 Stock Incentive Plan (the “Third Amended 2013 Plan”) increasing the number of authorized shares available for issuance under the Third Amended 2013 Plan (the “Third Amended 2013 Plan Amendment”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2021 and became effective as of the same date (the “Plan Amendment Ratification” and together with the Charter Amendment Ratification, the “Ratifications”).

3.	The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratifications (the “Adjournment Proposal”).

4.	Such other business as may properly come before the Special Meeting.

With regard to Proposal 1 (Charter Amendment Ratification), votes may be cast for or against the proposal, or stockholders may abstain from voting on the proposal. Abstentions will have the same effect as a vote against this proposal. The ratification of Proposal 1 requires the affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of common stock. The New York Stock Exchange (the “NYSE”) has informed us that the Charter Amendment Ratification is a “routine” matter. Accordingly, your broker, trustee, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Charter Amendment Ratification). Therefore, there will be no broker non-votes on this matter. A failure to instruct your broker, trustee, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

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With regard to Proposal 2 (Plan Amendment Ratification), votes may be cast for or against the proposal, or stockholders may abstain from voting on the proposal. The ratification of Proposal 2 requires the affirmative vote of the majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this proposal. Ratification by stockholders of this proposal is conditioned upon ratification of Proposal 1 regarding the May 2021 Charter Amendment and Authorized Shares Increase. The ratification of Proposal 1 requires the affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of common stock.

With regard to Proposal 3 (Adjournment Proposal), votes may be cast for or against the proposal, or stockholders may abstain from voting on the proposal. The approval of Proposal 3 requires the affirmative vote of the majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote against this proposal. The NYSE has informed us that the Adjournment Proposal is a “routine” matter. Accordingly, your broker, trustee, bank or other nominee may vote your shares without receiving instructions from you on Proposal 3 (Adjournment Proposal). Therefore, there will be no broker non-votes on this matter. A failure to instruct your broker, trustee, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

Treatment of Voting Instructions

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the stockholder of record and provide a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends voting “FOR” Proposals 1, 2 and 3, and in accordance with the discretion of the named proxies on other matters brought before the Special Meeting.

You may have granted to your broker, trustee, bank or other nominee discretionary voting authority over your account. Your broker, trustee, bank or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, bank or other nominee.

Each of Proposal 1 (Charter Amendment Ratification) and Proposal 3 (Adjournment Proposal) is considered a “routine matter,” and therefore, brokers will have the discretion to vote on these matters even if they do not receive voting instructions from the beneficial owner of the shares. Proposal 2 is not considered a “routine” matter as to which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. As a result, if you hold your shares in street name and do not provide your broker with voting instructions, your shares will not be voted at the Special Meeting with respect to Proposal 2 (Plan Amendment Ratification).

The persons identified as having the authority to vote the proxies granted by the proxy card will have discretionary authority to vote, in their discretion, to the extent permitted by applicable law, on such other business as may properly come before the Special Meeting and any postponement or adjournment. The board of directors is not aware of any other matters that are likely to be brought before the Special Meeting. If any other matter is properly presented for action at the Special Meeting, the persons named in the proxy card will vote on such matter in their own discretion.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a duly executed proxy bearing a later date, or (iii) attending and voting during the Special Meeting.

If you are the beneficial owner of shares held through a broker, trustee, bank or other nominee, you must follow the specific instructions provided to you by your broker, trustee, bank or other nominee to change or revoke any instructions you already have provided to your broker, trustee, bank or other nominee.

Attendance at the Special Meeting, in and of itself, will not constitute a revocation of a proxy.

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Costs of Proxy Solicitation

We will bear the expense of electronically hosting, printing and mailing proxy materials and soliciting the proxies we are seeking. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers, and other employees in person, by telephone, or via facsimile. Our directors, officers and other employees will receive no additional compensation for any such solicitations. We have also retained Alliance Advisors to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $10,000, plus out-of-pocket expenses. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of such shares, and we will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners. Your cooperation in voting promptly will help to avoid additional expense.

List of Stockholders

In accordance with Delaware law, a list of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting, by sending a written request to our Corporate Secretary at Streamline Health Solutions, Inc., 11800 Amber Park Drive, Suite 125, Alpharetta, GA 30009.

PROPOSAL 1—RATIFICATION OF THE APPROVAL, FILING AND EFFECTIVENESS OF THE CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON MAY 24, 2021, AND THE INCREASE IN THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 45,000,000 TO 65,000,000, WHICH BECAME EFFECTIVE ON MAY 24, 2021

Background

Our board of directors has determined that it is in the best interests of the company and our stockholders to ratify, pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase that was effected thereby. This ratification would be retroactive to the effectiveness of the May 2021 Charter Amendment.

The Authorized Shares Increase provides us with increased financing and capital raising flexibility and such shares could be used for other business and financial purposes that the board of directors deems are in our best interest, including the acquisition of other companies, businesses or products in exchange for common stock, attraction and retention of employees through the issuance of equity incentives, and implementation of stock splits and issuance of dividends in the future.

Other than issuances of equity incentives and issuances of common stock as consideration for contracted services rendered, as of the date of this Proxy Statement, we have no definitive plans, arrangements or understandings regarding the issuance of any additional shares of common stock that were authorized pursuant to the Authorized Shares Increase. However, we are currently reviewing and evaluating potential acquisitions, capital raising activities, transactions and other corporate opportunities, and will continue to do so on an ongoing basis to determine if any such actions would be in the best interests of the company and our stockholders.

At our 2021 Annual Meeting held on May 20, 2021, we sought stockholder approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock by 20,000,000 shares from 45,000,000 shares to 65,000,000 shares (we refer to the proposal presented at the 2021 Annual Meeting in connection with the Authorized Shares Increase as the “Prior Proposal”). At the 2021 Annual Meeting, our inspector of elections determined that the Prior Proposal received the requisite stockholder approval and certified that the Prior Proposal passed. We subsequently filed the May 2021 Charter Amendment with the Secretary of State of the State of Delaware on May 24, 2021.

As part of our inspector of elections’ determination of our voting results, votes cast by brokers, trustees, banks or other nominees without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the Prior Proposal in accordance with the rules of the NYSE that govern how brokers, trustees, banks or other nominees may cast such votes. These NYSE rules are applicable to brokers, trustees, banks and other nominees regardless of whether the issuer is listed on the NYSE or Nasdaq. Therefore, these rules apply to us as a Nasdaq listed company. Certain statements made in the definitive proxy statement for the 2021 Annual Meeting, which was filed on Schedule 14A with the SEC on April 22, 2021, or the Prior Proxy Statement, were inconsistent with this treatment. The Prior Proxy Statement stated that brokers, trustees, banks and other nominees would not have discretion to vote for approval of the Prior Proposal without instruction, and that the resulting broker non-votes would be counted as votes “against” the proposal.

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Although our inspector of elections certified that the Prior Proposal passed, our board of directors has determined that the description of the authority of brokers and nominees to vote on the Prior Proposal without instruction in the Prior Proxy Statement may create some uncertainty as to the effect of the vote obtained at the 2021 Annual Meeting and, accordingly, uncertainty regarding the validity of the May 2021 Charter Amendment and the Authorized Shares Increase. As a result, the board of directors has determined that it is in the best interests of the company and our stockholders to ask our stockholders to ratify the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase pursuant to Section 204 of the DGCL in order to eliminate any uncertainty regarding their validity or effectiveness. If the Charter Amendment Ratification is approved by stockholders and becomes effective, the ratification will be retroactive to May 24, 2021, which was the date of the filing of the May 2021 Charter Amendment with the Secretary of State of the State of Delaware and the date the Authorized Shares Increase became effective.

Our Board of Directors Approved the Ratification of the May 2021 Charter Amendment and the Authorized Shares Increase

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. We do not believe that it is clear that the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase are invalid and ineffective. However, on June 4, 2021, after consultation with counsel, our board of directors determined that it would be advisable and in the best interests of the company and our stockholders to ratify the approval, filing and effectiveness of the May 2021 Charter Amendment and the Authorized Shares Increase pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to their validity or effectiveness, and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Charter Amendment Ratification. Our board of directors also recommended that our stockholders approve the Charter Amendment Ratification for purposes of Section 204 of the DGCL, and directed that the Charter Amendment Ratification be submitted to our stockholders for approval.

The text of Sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Charter Amendment Ratification, we intend to file a certificate of validation with respect to the May 2021 Charter Amendment and the Authorized Shares Increase with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the “validation effective time” of the Charter Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the May 2021 Charter Amendment and the Authorized Shares Increase

The effect of the ratification will be retroactive to May 24, 2021, which was the date of the filing of the May 2021 Charter Amendment with the Secretary of State of the State of Delaware and the date the Authorized Shares Increase became effective. When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the May 2021 Charter Amendment and the Authorized Shares Increase are void or voidable as a result of the potential failure of authorization described above.

Time Limitations on Legal Challenges to the Ratification of the May 2021 Charter Amendment and the Authorized Shares Increase

If the Charter Amendment Ratification becomes effective, under the DGCL, any claim that (i) the May 2021 Charter Amendment or the Authorized Shares Increase ratified pursuant to the Charter Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Charter Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

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The Consequences if the Charter Amendment Ratification is Not Approved by Stockholders

If the Charter Amendment Ratification is not approved by the requisite vote of the stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Charter Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. The failure to approve the Charter Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Authorized Shares Increase proposal did not receive the requisite stockholder approval, (ii) the May 2021 Charter Amendment was therefore not validly implemented by our board of directors, and the Authorized Shares Increase was not validly effected, and (iii) actions taken by us in reliance on the Authorized Shares Increase were improperly effected. However, as of the date of this Proxy Statement, none of the additional authorized shares of common stock added by the May 2021 Charter Amendment have been issued or are outstanding.

Vote Required

The affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of common stock is required to approve this proposal. Abstentions will have the same effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be considered a “routine” matter. Therefore, there will be no broker non-votes on this proposal and a failure to instruct your broker, trustee, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Our board of directors recommends a vote “FOR” the Charter Amendment Ratification.

PROPOSAL 2—RATIFICATION OF THE APPROVAL AND EFFECTIVENESS OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN INCREASING THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR ISSUANCE UNDER THE THIRD AMENDED 2013 PLAN, WHICH WAS FILED WITH THE SEC ON MAY 24, 2021 AND BECAME EFFECTIVE AS OF THE SAME DATE

Background

On April 3, 2013, our board of directors adopted, and our stockholders subsequently approved, the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan. On March 28, 2014, our board of directors adopted, and our stockholders subsequently approved, the Streamline Health Solutions, Inc. Amended and Restated 2013 Stock Incentive Plan. On April 12, 2017, our board of directors adopted, and our stockholders subsequently approved, the Streamline Health Solutions, Inc. Second Amended and Restated 2013 Stock Incentive Plan. On May 22, 2019, our board of directors adopted, and our stockholders subsequently approved, the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan, which we refer to as the “Third Amended 2013 Plan” in this Proxy Statement.

Upon the recommendation of our Compensation Committee, on March 17, 2021, our board of directors approved, and recommended that our stockholders approve, an amendment to the Third Amended 2013 Plan (the “Third Amended 2013 Plan Amendment”) to increase the number of shares of common stock available for issuance under the Third Amended 2013 Plan by 2,000,000 shares.

Our stockholders approved the Third Amended 2013 Plan Amendment at the 2021 Annual Meeting. However, because the approval of the Third Amended 2013 Plan Amendment was conditioned upon the approval of the Authorized Shares Increase, our board of directors has determined that it is in the best interests of the company and our stockholders to ask our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the Third Amended 2013 Plan Amendment in order to eliminate any uncertainty regarding the effectiveness of the Third Amended 2013 Plan Amendment. If the Plan Amendment Ratification is approved by stockholders and becomes effective, the ratification will be retroactive to May 24, 2021, which was the date of the filing of the Third Amended 2013 Plan Amendment with the SEC and the date the Third Amended 2013 Plan Amendment became effective. If the Plan Amendment Ratification is not approved and the number of authorized shares of common stock is not increased, there will not be sufficient shares available to be issued under the Third Amended 2013 Plan.

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Our Board of Directors Approved the Ratification of the Third Amended 2013 Plan Amendment

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. We do not believe that it is clear that the approval and effectiveness of the Third Amended 2013 Plan Amendment are invalid and ineffective. However, on June 4, 2021, after consultation with counsel, our board of directors determined that it would be advisable and in the best interests of the company and our stockholders to ratify the approval and effectiveness of the Third Amended 2013 Plan Amendment pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to its validity or effectiveness, and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Plan Amendment Ratification. Our board of directors also recommended that our stockholders approve the Plan Amendment Ratification for purposes of Section 204 of the DGCL, and directed that the Plan Amendment Ratification be submitted to our stockholders for approval.

The text of Sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Retroactive Ratification of the Third Amended 2013 Plan Amendment

Upon the receipt of the required vote of the stockholders to approve the Plan Amendment Ratification, the effect of the ratification will be retroactive to May 24, 2021, which was the date of the filing of the Third Amended 2013 Plan Amendment with the SEC and the date the Third Amended 2013 Plan Amendment became effective. When the Plan Amendment Ratification becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Third Amended 2013 Plan Amendment is void or voidable as a result of the potential failure of authorization described above.

Time Limitations on Legal Challenges to the Ratification of the Third Amended 2013 Plan Amendment

If the Plan Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Third Amended 2013 Plan Amendment ratified pursuant to the Plan Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Plan Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which the stockholders approve the Plan Amendment Ratification.

The Consequences if the Plan Amendment Ratification is Not Approved by Stockholders

If the Plan Amendment Ratification is not approved by the requisite vote of the stockholders, the Plan Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. The failure to approve the Plan Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Third Amended 2013 Plan Amendment proposal did not receive the requisite stockholder approval, (ii) the Third Amended 2013 Plan Amendment was therefore not validly implemented by our board of directors, and the increase in the number of shares of common stock available for issuance under the Third Amended 2013 Plan was not validly effected, and (iii) actions taken by us in reliance on the increase in the number of shares of common stock available for issuance under the Third Amended 2013 Plan were improperly effected. However, as of the date of this Proxy Statement, none of the additional authorized shares of common stock available for issuance under the Third Amended 2013 Plan have been issued or are outstanding.

Vote Required

The affirmative vote of the majority of the shares present or represented by proxy and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this proposal.

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Summary Description of the Third Amended 2013 Plan Amendment

The Third Amended 2013 Plan Amendment increased the total aggregate number of shares authorized under the Third Amended 2013 Plan by 2,000,000 shares of common stock, from 6,223,246 shares (which number includes (i) 3,300,000 shares originally authorized under the Third Amended 2013 Plan, (ii) 2,500,000 shares remaining available for issuance under the company’s prior equity incentive plan at the time the Third Amended 2013 Plan originally became effective, and (iii) 423,426 shares available for issuance under and reconstituted from the company’s Amended and Restated 1996 Associate Stock Purchase Plan (the “ESPP”) to the Third Amended 2013 Plan when the ESPP was terminated on December 27, 2019) to 8,223,246 shares.

As of March 29, 2021, we had 255,164 shares available for issuance under the then-current Third Amended 2013 Plan, which increased to 2,255,164 shares available for issuance as of such date with the approval of the Third Amended 2013 Plan Amendment. The exact number of shares remaining under the Third Amended 2013 Plan will vary because additional awards may be made to newly-hired or promoted employees prior to the Special Meeting. With the approval of the Third Amended 2013 Plan Amendment, the aggregate number of shares underlying outstanding awards under the Third Amended 2013 Plan, plus the number of shares available for issuance in connection with the grant of awards under the Third Amended 2013 Plan Amendment, increased to approximately 11% of the number of shares of common stock outstanding on a fully diluted basis (including all common stock outstanding at March 29, 2021 plus all shares reserved for outstanding or future awards under the Third Amended 2013 Plan and the Third Amended 2013 Plan Amendment).

Summary Description of the Third Amended 2013 Plan (as amended)

The following summary of the material terms of the Third Amended 2013 Plan, as amended to reflect the Third Amended 2013 Plan Amendment, is qualified by reference to the full text of (i) the Third Amended 2013 Plan, a copy of which is incorporated by reference to Appendix A of the company’s definitive proxy statement on Schedule 14A filed with the SEC on April 22, 2019, and (ii) the Third Amended 2013 Plan Amendment, a copy of which is incorporated by reference to Appendix C of the Prior Proxy Statement.

Share Limitations

The maximum number of shares that we may issue pursuant to awards granted under the Third Amended 2013 Plan may not exceed 6,223,246 shares (plus the 2,000,000 new shares of common stock added pursuant to the Third Amended 2013 Plan Amendment), subject to any award granted under the Third Amended 2013 Plan if the award is forfeited, cancelled, terminated, expires or lapses for any reason without issuance of the shares.

In addition, under the Third Amended 2013 Plan, in any 12-month period, (a) no participant may be granted options and stock appreciation rights (“SARs”) that are not related to an option for more than 200,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award); and (b) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 200,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award).

The following are not included in calculating the Third Amended 2013 Plan share limitations described above: (a) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (b) awards that are settled in cash, and (c) any shares subject to an award under the Third Amended 2013 Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason without issuance of the underlying shares. In addition, (i) shares issued under the Third Amended 2013 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving us acquiring another entity will not reduce the maximum number of shares of common stock available for delivery under the Third Amended 2013 Plan, and (ii) available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Third Amended 2013 Plan (subject in each case to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Third Amended 2013 Plan. Shares withheld or applied as payment in connection with the exercise of an award or the withholding or payment of taxes related to an award or separately surrendered by the participant for any such purpose will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Third Amended 2013 Plan and shall not again be treated as available for grant.

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The number of shares reserved for issuance under the Third Amended 2013 Plan, the participant award limitations, and the terms of awards may be adjusted in the event of an adjustment in our capital structure (due to a merger, stock split, stock dividend or similar event).

As of March 29, 2021, the maximum aggregate number of shares available for future grants under the Third Amended 2013 Plan, which is our only currently effective equity incentive plan, was 255,164 shares. In addition, at that time, there were 1,405,475 shares subject to unvested outstanding restricted stock awards under the Third Amended 2013 Plan, and there were 1,281,142 shares subject to outstanding options under the Third Amended 2013 Plan. The weighted average exercise price of these options was $2.31 and the weighted average remaining term was 2 years or less.

Inclusive of the shares authorized under the Third Amended 2013 Plan and the outstanding awards that may be paid out in the future under the Third Amended 2013 Plan and assuming the conversion or exercise of all other derivative securities, the total stockholder dilution of our stockholder-approved equity compensation plans is approximately 11%. In determining the maximum number of shares reserved for issuance under the Third Amended 2013 Plan, our board of directors balanced the need for flexibility to continue to use equity compensation to attract, retain, and motivate talented employees, non-employee directors, and independent contractors with the potential expense and delay incident to obtaining future stockholder approval for equity compensation plans and the dilutive impact of such awards to our stockholders.

Purpose and Eligibility; Term

The purposes of the Third Amended 2013 Plan are to encourage and enable selected employees, non-employee directors, and certain of our independent contractors to acquire or increase their holdings of our common stock in order to promote a closer identification of their interests with our interests and the interests of our stockholders, and to provide flexibility to us in our ability to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of our operation largely depends. The effective date of the Third Amended 2013 Plan is May 22, 2019, and awards can be granted under the Third Amended 2013 Plan until May 22, 2029 or the Third Amended 2013 Plan’s earlier termination by our board of directors or the issuance of all available shares. Awards may be granted to employees, non-employee directors, and our independent contractors in the discretion of the Administrator (as defined below under “—Administration; Amendment and Termination”). As of March 15, 2021, there were five members of the board of directors and approximately 76 employees, non-employee directors and independent contractors who would potentially be eligible to receive awards under the Third Amended 2013 Plan, subject to being selected by the Compensation Committee, as described below. Since each non-employee director and executive officer is eligible to participate in the Third Amended 2013 Plan, each may be deemed to have a substantial interest in the outcome of this Proposal 2.

The Third Amended 2013 Plan’s purposes will be carried out by the granting of awards to selected participants. The types of awards authorized under the Third Amended 2013 Plan include options in the form of incentive options and/or nonqualified options, SARs in the form of freestanding SARs and/or SARs related to other awards, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance shares and performance units, phantom stock awards, other stock-based awards, and dividend equivalent awards. We discuss the material terms of each type of award below.

Administration; Amendment and Termination

The Third Amended 2013 Plan provides that the plan will be administered by our Compensation Committee unless our board of directors elects to administer the Third Amended 2013 Plan in whole or in part. As a matter of practice, the Compensation Committee will administer the Third Amended 2013 Plan, subject to oversight from our board of directors, particularly of the plan’s non-employee director equity compensation component. Each member of the Compensation Committee is “independent” under Nasdaq listing standards and a “non-employee director” under Rule 16b-3 adopted under the Securities Exchange Act of 1934 (the “Exchange Act”). Our board of directors and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

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Subject to the terms of the Third Amended 2013 Plan, the Administrator’s authority includes but is not limited to the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and the terms, conditions, restrictions, and limitations of an award; (b) prescribe the form or forms of agreements evidencing awards granted under the Third Amended 2013 Plan; (c) establish, amend, and rescind rules and regulations for the administration of the Third Amended 2013 Plan; and (d) construe and interpret the Third Amended 2013 Plan, awards, and award agreements made under the Third Amended 2013 Plan, interpret rules and regulations for administering the Third Amended 2013 Plan, and make all other determinations deemed necessary or advisable for administering the Third Amended 2013 Plan. In certain circumstances, the Administrator may delegate to one or more of our officers the authority to grant awards, and to make other determinations under the Third Amended 2013 Plan with respect to such awards, to persons who are not directors or officers subject to the provisions of Section 16 under the Exchange Act.

The Third Amended 2013 Plan may be amended or terminated at any time by our board of directors, and awards under the Third Amended 2013 Plan may be amended or terminated at any time by our board of directors or the Compensation Committee, in each case subject to the following: (a) stockholder approval is required of any Third Amended 2013 Plan amendment if approval is required by applicable law, rule, or regulation or any tax or regulatory requirement applicable to the Third Amended 2013 Plan; and (b) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent. In addition, stockholder approval is required to (i) amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of the common stock; or (iii) take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Administrator may adjust awards upon the occurrence of certain unusual or nonrecurring events if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Third Amended 2013 Plan or necessary or appropriate to comply with applicable laws, rules, or regulations.

Vesting

The Administrator determines the exercise and vesting schedule and other terms and conditions of awards, subject to certain minimum vesting restrictions for employee awards. Awards granted to an employee under the Third Amended 2013 Plan shall be subject to a minimum vesting period of three years (which may include installment vesting within such three-year period as determined by the Administrator) or one year if the vesting is based on performance criteria other than solely continued service; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of a participant’s death, disability, or retirement, or, as set forth in the Third Amended 2013 Plan, upon the occurrence of a change of control of the company; (ii) the Administrator may provide for the grant of an award without a minimum vesting period or may accelerate the vesting of all or a portion of an award for any reason, but only with respect to awards for no more than an aggregate of 10% of the total number of shares of common stock authorized for issuance under the Third Amended 2013 Plan, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of awards that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, awards that are granted as an inducement to become our employee, or to replace forfeited awards from a former employer, or awards that are granted in exchange for foregone cash compensation; and (iv) the Administrator may grant other stock-based awards under the Third Amended 2013 Plan without minimum vesting requirements.

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Awards

A summary of the material terms of the types of awards authorized under the Third Amended 2013 Plan is provided below.

Options

The Third Amended 2013 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees and those of our subsidiaries. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations). Unless an individual award agreement provides otherwise, the option price must be paid in the form of cash or cash equivalent. In addition, except where prohibited by the Administrator or applicable laws, rules, and regulations, payment also may be made by: (a) delivery of shares of common stock owned by the participant; (b) shares of common stock withheld upon exercise; (c) delivery of written notice of exercise to us and delivery to a broker of written notice of exercise and irrevocable instructions to deliver promptly to us the amount of sale or loan proceeds to pay the option price; (d) such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (e) any combination of these methods. Subject to the minimum vesting restrictions for employees, the Administrator will determine the terms and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed ten years (or five years with respect to incentive stock options granted to an employee who possesses more than 10% of the total combined voting power of all classes of our stock). Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

Stock Appreciation Rights

Under the terms of the Third Amended 2013 Plan, stock appreciation rights (referred to as SARs) may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of a SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of a SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the common stock on the date the SAR is granted or the exercise price of an option for a related SAR (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).

Subject to the minimum vesting restrictions for employees, SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. A SAR may not be exercised more than ten years after it was granted (or five years for SARs granted with respect to a related incentive stock option to an employee who possesses more than 10% of the total combined voting power of all classes of our stock). SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

Restricted Awards

Under the terms of the Third Amended 2013 Plan, the Administrator may grant restricted awards to participants in such numbers, upon such terms, and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards or restricted stock units that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of common stock. Restricted stock units may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the Third Amended 2013 Plan and the discretion of the Administrator.

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Subject to the minimum vesting restrictions for employees, the Administrator will determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned or become payable (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance factors to be used in valuing restricted awards. These performance factors may vary from participant to participant and between groups of participants and will be based upon such company-wide, business unit, division, or individual performance factors and criteria as the Administrator determines. In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Third Amended 2013 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Performance Awards

Under the terms of the Third Amended 2013 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value of a share of common stock (as determined in accordance with the Third Amended 2013 Plan). An award of a performance unit is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value established by the Administrator at the time of grant.

Subject to the minimum vesting restrictions for employees, the Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned or become payable (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance factors to be used in valuing performance awards, and these performance factors may vary from participant to participant and between groups of participants and will be based upon such company-wide, business unit, division, or individual performance factors and criteria as the Administrator determines. In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to determine the forms and terms of payment of performance awards. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the Third Amended 2013 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Phantom Stock Awards

Under the terms of the Third Amended 2013 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms, and at such times as the Administrator may determine. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

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Subject to the terms of the Third Amended 2013 Plan, the Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of common stock, or a combination of cash and stock, as determined by the Administrator. If a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the Third Amended 2013 Plan and the individual award, the participant will forfeit the award unless an award agreement or the Administrator provides otherwise.

Other Stock-Based Awards

The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary, or other compensation, awards granted with vesting or performance conditions, and awards granted without being subject to vesting or performance conditions. Subject to the provisions of the Third Amended 2013 Plan, the Administrator will determine the number of shares of common stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of common stock (or a combination of both), and the other terms and conditions of such awards.

Dividends and Dividend Equivalent Rights

The Administrator may provide that awards granted under the Third Amended 2013 Plan (other than options and SARs) earn dividends or dividend equivalent rights; provided, however, dividends and dividend equivalents, if any, on unearned or unvested performance-based awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested or been earned and payable. We may pay such dividends or dividend equivalent rights currently or credit such dividends or dividend equivalent rights to a participant’s account, subject to the foregoing restrictions on unearned or unvested performance-based awards and such additional restrictions and conditions as the Administrator may establish. Any dividends or dividend equivalent rights related to an award will be structured in a manner so as to avoid causing the award or related dividends or dividend equivalent rights to be subject to Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), or will otherwise be structured so that the award and dividends and dividend equivalent rights are in compliance with Code Section 409A.

Change of Control

Under the terms of the Third Amended 2013 Plan, unless an individual award agreement provides otherwise, in the event of a change of control an award will become vested (and, in the case of options and SARs, exercisable) in full if the employment or service of the participant is terminated within six months before the effective date of a change of control (in which case vesting shall not occur until the effective date of the change of control) or one year after the effective date of a change of control (or such other period of time as may be stated in a change in control or similar agreement) if such termination of employment or service (a) is initiated by us not for cause or (b) is initiated by the participant for good reason. In the event of a change of control, the Administrator will have the authority to take a variety of actions regarding outstanding awards. Within a certain time frame and under specific conditions, the Administrator may:

●	require all outstanding awards to be exercised by a certain date;

●	require the surrender of outstanding awards in exchange for a stock or cash payment equal to the per share change of control value of the shares covered by the award less, if any, the exercise price or base value of the award;

●	make equitable adjustments to outstanding awards to reflect the change of control; and/or

●	provide for replacement of outstanding awards with awards in the successor to the company.

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Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, SARs, performance awards, phantom stock awards, and other stock-based awards generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

The Third Amended 2013 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

Performance Measures

For any award granted under the Third Amended 2013 Plan subject to performance-based vesting, exercisability or other conditions, the Administrator will determine the performance period during which a performance goal must be met. The performance period will generally be at least one year, subject to applicable provisions of the Third Amended 2013 Plan regarding accelerated vesting events. Attainment of any performance goal is subject to certification by the Administrator. Performance goals may include a threshold level of performance below which no payment or vesting will occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur.

Under the Third Amended 2013 Plan, at the Administrator’s discretion, the performance measures for any performance period are limited to one or more of the following: (a) revenues or sales; (b) gross margins; (c) earnings per share; (d) net bookings; (e) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (f) operating income; (g) return on stockholders’ equity; (h) expense management; (i) operating margins; (j) cash flow or free cash flow; (k) return on assets; and (l) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, and/or execution of pre-approved corporate strategy.

Certain Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the Third Amended 2013 Plan. This summary is based on U.S. federal income tax laws and regulation in effect on the date of this Proxy Statement and is not a complete description of the U.S. federal income tax laws. In addition, this summary is not intended to be exhaustive, does not constitute legal advice or tax advice and does not describe municipal, state or foreign income tax consequences of awards, federal employment taxes or the tax consequences of a participant’s death.

Incentive Options

Incentive options granted under the Third Amended 2013 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of the shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of the participant’s death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

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We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. We generally are entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant on premature disposition of the shares.

Pursuant to the Code and the terms of the Third Amended 2013 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the Third Amended 2013 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options

The grant of the nonqualified option should not result in taxable income to a participant or a tax deduction to us. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights

The grant of a SAR should not result in taxable income to a participant or a tax deduction to us. Upon exercise, the amount of cash and the fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income, and we will generally receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding. If the participant receives common stock upon the exercise of a SAR, the taxation of the post-exercise appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of common stock.

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Restricted Stock Awards

The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to us, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation; provided, however, in the case of restricted stock issued, at the beginning of the restriction period, the participant may elect, under Code Section 83(b) within 30 days of the grant of the restricted stock, to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. Thereafter, if the shares are forfeited before they have vested, the participant will be entitled to a deduction, refund or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares regardless of whether the participant made a Code Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether any gain or loss is long-term or short-term begins when the forfeiture period expires, and the tax basis for such shares generally will be based on the fair market value of such shares on such date. However, if the participant makes an election under Code Section 83(b), the holding period will commence on the grant date, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and we will generally be entitled to a federal income tax deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by us. If, however, the participant makes a Code Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the company.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards and Dividend Equivalents

The grant of a restricted stock unit, performance award, phantom stock award, other stock-based award (subject to vesting conditions) or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash and the fair market value of any common stock that is received in settlement of the award. We are entitled to a tax deduction upon the settlement of such an award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

Section 409A

Code Section 409A imposes certain requirements on nonqualified deferred compensation, including requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Code Section 409A imposes restriction on an individual’s ability to change his or her distribution timing or form after an election to defer compensation has been made or compensation has been deferred. For certain individuals who are “specified employees”, Code Section 409A requires that such individual’s distribution commence no earlier than six months after the individual’s separation from service.

Under current Internal Revenue Service guidance, certain awards under the Third Amended 2013 Plan are excluded from non-qualified deferred compensation to which Code Section 409A applies. These excluded awards are stock options under which shares of our common stock are issued, stock appreciation rights under which shares of our common stock are issued, restricted stock, restricted stock units that are paid at or shortly after vesting and performance units that are paid at or shortly after vesting. Depending on their specific terms, other awards under the Third Amended 2013 Plan may be treated as non-qualified deferred compensation to which Code Section 409A applies, and in such case it is generally our intent that such awards be designed to comply with the election timing, payment timing, and other requirements of Code Section 409A.

If Code Section 409A applies to any award granted under the Third Amended 2013 Plan, and the award does not, when considered together with the Third Amended 2013 Plan, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and also may be subject to premium interest charges under Code Section 409A. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant nor are we responsible for the participant’s tax consequences in connection with an award, including those under Code Section 409A.

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The foregoing is only a summary of the effect of federal income taxation upon us and upon participants, is not complete and does not discuss the federal employment taxes, tax consequences of any participant’s death or the income tax laws of any municipality, state, or foreign country in which a participant may reside. The foregoing is not legal advice or tax advice.

New Plan Benefits

No awards will be granted under the Third Amended 2013 Plan with respect to the additional 2,000,000 new shares of common stock that were added to the plan as a result of the Third Amended 2013 Plan Amendment, unless the Plan Amendment Ratification is approved by our stockholders. Because future awards under the Third Amended 2013 Plan will be granted at the discretion of the Administrator, the type, number, recipients, and other terms of such awards cannot be predicted at this time.

Our board of directors believes that ratification of the Third Amended 2013 Plan Amendment is in our company’s best interest in order to continue the purposes of our equity compensation program and provide competitive incentives for eligible participants. Our board of directors believes that substantial equity ownership encourages management to take actions favorable to our long-term interests and those of our stockholders. Accordingly, equity-based compensation makes up a significant portion of the overall compensation of our executive officers. In addition, we grant unvested equity-based awards to most of our newly-hired, full-time employees, and our non-employee directors, and our non-employee directors and many employees are periodically eligible thereafter for additional equity awards. Our board of directors believes that ratification of the Third Amended 2013 Plan Amendment will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

Our board of directors recommends a vote “FOR” the Plan Amendment Ratification

PROPOSAL 3—THE ADJOURNMENT PROPOSAL

Our board of directors is asking our stockholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Ratifications, which we refer to herein as the “Adjournment Proposal.”

Vote Required

The affirmative vote of the majority of the shares present or represented by proxy and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions will have the same effect as a vote against this proposal. The NYSE has informed us that the Adjournment Proposal is a “routine” matter. Therefore, there will be no broker non-votes on this proposal and a failure to instruct your broker, trustee, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Our board of directors recommends a vote “FOR” the Adjournment Proposal

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 4, 2021 by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) each named executive officer identified in the “Summary Compensation Table” under Executive Compensation in the Prior Proxy Statement; and (iv) all directors and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the conversion of preferred stock or the exercise of options, warrants or other purchase rights. Shares of common stock subject to preferred stock that is currently convertible or convertible within 60 days of June 4, 2021 and options or other rights to purchase that are currently exercisable or are exercisable within 60 days of June 4, 2021 (including shares subject to restrictions that lapse within 60 days of June 4, 2021) are deemed outstanding for purposes of computing the percentage ownership of the person holding such preferred stock, options or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. The percentages are based on 42,485,229 shares of common stock outstanding as of June 4, 2021. None of our directors or executive officers beneficially owns any shares of our preferred stock. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Owned
Five Percent Stockholders

Tamarack Advisers, LP(1)	5,073,563	11.94%

Harbert Discovery Fund, LP(2)	3,966,637	9.34%

Norman H. Pessin(3)	2,298,550	5.41%

Directors and Named Executive Officers

Justin J. Ferayorni(4)	5,073,563	11.94%

Kenan H. Lucas(5)	3,966,637	9.34%

Wyche T. “Tee” Green III(6)	1,244,787	2.93%

Jonathan R. Phillips(7)	993,835	2.34%

Randolph W. Salisbury(8)	721,987	1.70%

Judith E. Starkey(9)	538,718	1.27%

Thomas J. Gibson(10)	366,756	*

William G. Garvis(11)	288,549	*

All current directors and executive officers as a group (8 persons)(12)	13,194,823	31.06%

(1)	Based on the Statement of Changes in Beneficial Ownership filed with the SEC on May 27, 2021. Tamarack Advisers, LP (“Tamarack Advisers”) is deemed the beneficial owner of such shares pursuant to separate arrangements whereby it acts as investment adviser to Tamarack Global Healthcare Fund, LP and Tamarack Global Healthcare Fund QP, LP. Each entity for which Tamarack Advisers acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Tamarack Capital GP, LLC (“Tamarack Capital”) is deemed to be the beneficial owner of such shares because of its position of general partner and majority owner of Tamarack Advisers. Tamarack Capital Management, LLC (“Tamarack GP”) is deemed to be the beneficial owner of such shares because of its position as general partner to some of the private funds which together own the securities. Justin J. Ferayorni is deemed to be the beneficial owner of such shares because he is the managing member and majority owner of Tamarack Capital. In addition, Mr. Ferayorni also directly, or through family members, beneficially owns 142,681 shares of common stock. The address of Tamarack Advisers, Tamarack Capital, Tamarack GP and Mr. Ferayorni is 5050 Avenida Encinas, Suite 360, Carlsbad, CA 92008.

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(2)	Based on the Schedule 13D/A filed with the SEC on March 4, 2021. Harbert Discovery Fund, LP (the “Fund”) is deemed to have shared voting and dispositive power over 3,966,637 shares of common stock which it purchases, holds and sells for investment purposes. As further described below, each of Harbert Discovery Fund GP, LLC (the “Fund GP”), Harbert Fund Advisors, Inc. (“HFA”), Harbert Management Corporation (“HMC”), Jack Bryant, Kenan Lucas and Raymond Harbert exercises shared voting and dispositive power over the funds for the purchase of the shares of common stock purchased by the Fund, and by virtue of such status, may be deemed to be the beneficial owner of such shares. Jack Bryant is a Senior Advisor to the Fund and a Vice President and Senior Managing Director of HMC. Kenan Lucas is a Managing Director and Portfolio Manager of the Fund GP, which serves as general partner of the Fund. Raymond Harbert is the controlling shareholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Fund with certain operational and administrative services. The address of the Fund, the Fund GP, HFA, HMC, Mr. Bryant, Mr. Lucas, and Mr. Harbert is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203.

(3)	Norman H. Pessin owns 719,233 shares of Common Stock of the Issuer, Sandra F. Pessin owns 980,391 shares of Common Stock of the Issuer and Brian L. Pessin owns 598,926 shares of Common Stock of the Issuer. Norman H. Pessin has sole voting and dispositive power with respect to the shares of Common Stock he owns directly. Sandra F. Pessin has sole voting and dispositive power with respect to the shares of Common Stock she owns directly. Brian L. Pessin has sole voting and dispositive power with respect to the shares of Common Stock he owns directly. The address of each of the beneficial owners is 500 Fifth Ave, Suite 2240, New York, NY 10110.

(4)	Based on the Statement of Changes in Beneficial Ownership filed with the SEC on May 27, 2021. Tamarack Advisers is deemed the beneficial owner of such shares pursuant to separate arrangements whereby it acts as investment adviser to Tamarack Global Healthcare Fund, LP and Tamarack Global Healthcare Fund QP, LP. Each entity for which Tamarack Advisers acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Tamarack Capital is deemed to be the beneficial owner of such shares because of its position of general partner and majority owner of Tamarack Advisers. Tamarack GP is deemed to be the beneficial owner of such shares because of its position as general partner to some of the private funds which together own the securities. Justin J. Ferayorni is deemed to be the beneficial owner of such shares because he is the managing member and majority owner of Tamarack Capital. In addition, Mr. Ferayorni also directly, or through family members, beneficially owns 142,681 shares of common stock. The address of Tamarack Advisers, Tamarack Capital, Tamarack GP and Mr. Ferayorni is 5050 Avenida Encinas, Suite 360, Carlsbad, CA 92008.

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(5)	Based on the Schedule 13D/A filed with the SEC on March 4, 2021. The Fund is deemed to have shared voting and dispositive power over 3,966,637 shares of common stock which it purchases, holds and sells for investment purposes. As further described below, each of the Fund GP, HFA, HMC, Jack Bryant, Kenan Lucas and Raymond Harbert exercises shared voting and investment power over the funds for the purchase of the shares of common stock purchased by the Fund, and by virtue of such status, may be deemed to be the beneficial owner of such shares. Jack Bryant is a Senior Advisor to the Fund and a Vice President and Senior Managing Director of HMC. Kenan Lucas is a Managing Director and Portfolio Manager of the Fund GP, which serves as general partner of the Fund. Raymond Harbert is the controlling shareholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Fund with certain operational and administrative services. The address of the Fund, the Fund GP, HFA, HMC, Mr. Bryant, Mr. Lucas, and Mr. Harbert is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203.

(6)	Includes (i) 187,500 shares of restricted stock over which the holder has sole voting but no investment power; (ii) 593,137 shares held by 121G, LLC of which Mr. Green is the managing member and as a result, has sole voting and dispositive power with respect to such shares.

(7)	Includes (i) 37,500 shares of restricted stock over which the holder has sole voting but no investment power and (ii) 10,000 shares of common stock held by Mr. Phillips’s wife.

(8)	Includes (i) 90,810 shares of common stock held in an individual retirement account, (ii) 133,500 shares of restricted stock over which the holder has sole voting but no investment power, (iii) stock options that are currently exercisable or exercisable within 60 days of June 4, 2021 to purchase 262,500 shares of common stock, and (iv) stock options that are currently exercisable or exercisable within 60 days of June 4, 2021 to purchase 30,000 shares of common stock and that are held by a limited liability company of which Mr. Salisbury is the managing member and the owner with his wife of all of the equity interests.

(9)	Includes 37,500 shares of restricted stock over which the holder has sole voting but no investment power.

(10)	Includes 184,500 shares of restricted stock over which the holder has sole voting but no investment power.

(11)	Includes 159,000 shares of restricted stock over which the holder has sole voting but no investment power.

(12)	Includes (i) stock options that are currently exercisable or exercisable within 60 days of June 4, 2021 to purchase 367,500 shares of common stock and (ii) 4,815,584 shares of common stock held indirectly.

OTHER BUSINESS

Our board of directors does not presently intend to bring any other business before the Special Meeting, and, so far as is known to the board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. We have not been informed by any of our stockholders of any intention to propose any other matter to be acted upon at the Special Meeting. The persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any other business as may properly come before the Special Meeting. As to any such other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2022 Annual Meeting of Stockholders must be received by us not later than December 23, 2021. Such proposals should be sent to the Corporate Secretary, Streamline Health Solutions, Inc., 11800 Amber Park Drive, Suite 125 Alpharetta, GA 30009. The inclusion of any proposal will be subject to applicable rules of the SEC, including Rule 14a-8 under the Exchange Act, and timely submission of a proposal does not guarantee its inclusion in our proxy statement.

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Any stockholder who intends to propose any other matter to be acted upon at the 2022 Annual Meeting of Stockholders must do so in accordance with our bylaws. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Stockholders only by or at the direction of our board of directors or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. To be timely under our bylaws as now in effect, a stockholder notice must be delivered or mailed to our Corporate Secretary at our principal executive offices not less than 90 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders. Stockholder proposals for the 2022 Annual Meeting of Stockholders, other than proposals intended for inclusion in our proxy statement as set forth in the preceding paragraph, must be received by February 19, 2022. However, in the event that the date of the 2022 Annual Meeting of Stockholders is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received no later than the later of 90 days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was made. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements.

Only such proposals as are (1) required by the rules of the SEC, and (2) permissible under the DGCL will be included on the 2022 Annual Meeting of Stockholders agenda.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are company stockholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

Streamline Health Solutions, Inc.

11800 Amber Park Drive, Suite 125

Alpharetta, GA 30009

Attention: Corporate Secretary

(888) 997-8732

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

* * * * *

ALL STOCKHOLDERS ARE URGED TO VOTE. SEE “GENERAL INFORMATION—VOTING METHODS” FOR MORE INFORMATION ON YOUR VOTING OPTIONS.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

By Order of the Board of Directors,

Wyche T. “Tee” Green III
Chairman of the Board

Atlanta, Georgia
July __, 2021

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Appendix A

Ratification Resolutions

1. Ratification of Charter Amendment, Authorized Shares Increase and Third Amended 2013 Plan Amendment

WHEREAS, on May 24, 2021, the Corporation filed a Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), setting forth an amendment (the “Charter Amendment”) that effected an increase in the total number of authorized shares of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”), from 45,000,000 shares to 65,000,000 shares (the “Authorized Shares Increase”);

WHEREAS, also on May 24, 2021, the Corporation filed an amendment to the Corporation’s Third Amended and Restated 2013 Stock Incentive Plan (the “Third Amended 2013 Plan”) increasing the number of authorized shares of Common Stock available for issuance under the Third Amended 2013 Plan by 2,000,000 shares (the “Third Amended 2013 Plan Amendment”);

WHEREAS, the Board believes that the Charter Amendment, the Authorized Shares Increase effected thereby, and the Third Amended 2013 Plan Amendment were validly authorized by the Board and the Corporation’s stockholders at the Corporation’s 2021 Annual Meeting of Stockholders, held on May 20, 2021 (the “2021 Annual Meeting”), pursuant to the Corporation’s stockholders’ approval of the proposals submitted to the Corporation’s stockholders at the 2021 Annual Meeting in connection with the Charter Amendment and the Third Amended 2013 Plan Amendment;

WHEREAS, the Board has been advised that uncertainty has been raised regarding whether the Charter Amendment, the Authorized Shares Increase effected thereby, and the Third Amended 2013 Plan Amendment were properly approved; and

WHEREAS, in order to eliminate any uncertainty regarding the validity of the Charter Amendment, the Authorized Shares Increase effected thereby, and the Third Amended 2013 Plan Amendment, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders to adopt the following resolutions to ratify such actions.

NOW, THEREFORE, BE IT RESOLVED, that the potentially defective corporate acts to be ratified by this resolution are (i) the approval, filing and effectiveness of the Charter Amendment filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) on May 24, 2021, (ii) the Authorized Shares Increase effected thereby, and (iii) the approval and effectiveness of the Third Amended 2013 Plan Amendment filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2021, which became effective as of the same date (collectively, the “Potentially Defective Corporate Acts”);

FURTHER RESOLVED, that the nature of the potential failures of authorization in respect of the Potentially Defective Corporate Acts identified in the paragraph immediately above are as follows: (i) the Charter Amendment proposal was submitted to the Corporation’s stockholders for their approval at the 2021 Annual Meeting, and, at the 2021 Annual Meeting, the Corporation’s inspector of elections determined that the proposal to approve the Charter Amendment received the requisite stockholder approval, and based in part on that determination, the Corporation filed the Charter Amendment with the State Office on May 24, 2021, thereby effecting the Authorized Shares Increase on May 24, 2021; (ii) as part of the determination that the Charter Amendment proposal received the requisite stockholder approval, votes cast by brokers/nominees without instruction from the beneficial owners of certain shares of Common Stock (the “Broker Votes”) were counted as votes in favor of the approval of the Charter Amendment proposal; however, the counting of the Broker Votes in favor of such approval was inconsistent with certain statements made in the Corporation’s proxy materials for its 2021 Annual Meeting, which stated that a broker/nominee would not have discretion to vote on the Charter Amendment proposal without instruction from the applicable beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the Charter Amendment proposal would have the same effect as casting a vote “against” the Charter Amendment proposal; (iii) if the Broker Votes were counted as votes “against” the Charter Amendment proposal, the Charter Amendment proposal would not have been approved by the holders of at least two-thirds (66 2/3%) of the outstanding shares of Common Stock, as required by the Corporation’s Certificate of Incorporation; and (iv) as approval of the Third Amended 2013 Plan Amendment proposal was contingent upon approval of the Charter Amendment proposal, if the Charter Amendment proposal was not properly approved at the 2021 Annual Meeting, the Third Amended 2013 Plan Amendment proposal was not properly approved at the 2021 Annual Meeting;

FURTHER RESOLVED, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the Potentially Defective Corporate Acts pursuant to Section 204 of the DGCL and approves, adopts, authorizes and ratifies the Potentially Defective Corporate Acts;

FURTHER RESOLVED, that the Board hereby directs that the Potentially Defective Corporate Acts shall be submitted to the stockholders of the Corporation for the stockholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that the stockholders ratify the Potentially Defective Corporate Acts;

FURTHER RESOLVED, that the duly appointed officers of the Corporation (the “Authorized Officers”) be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to submit the proposals to ratify the Potentially Defective Corporate Acts at a Special Meeting (as the same may be adjourned and/or postponed, the “Special Meeting”) of the Corporation’s stockholders, which meeting shall be held on July 29, 2021 at 10:00 a.m., Eastern Time, via live webcast, and further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder;

FURTHER RESOLVED, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on June 30, 2021 (unless the Board subsequently fixes a different record date for such purposes);

FURTHER RESOLVED, that the Authorized Officers be, and each of them individually hereby is, authorized, empowered and directed in the name and on behalf of the Corporation to prepare or have prepared a proxy statement and such other definitive proxy materials in connection with the Special Meeting, as may be required by the Corporation’s by-laws and applicable federal securities and state corporate laws and regulations, to be filed with or delivered to the SEC and Nasdaq, as applicable, and distributed to stockholders in connection with the Special Meeting;

FURTHER RESOLVED, that the Board hereby recommends that the stockholders entitled to vote thereon approve the ratification of the Potentially Defective Corporate Acts;

FURTHER RESOLVED, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts identified in the foregoing resolutions, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by the stockholders of the Corporation, the Board may abandon the ratification of such Potentially Defective Corporate Acts without further action of the stockholders of the Corporation;

FURTHER RESOLVED, that, following the ratification by the stockholders of the Corporation of the Potentially Defective Corporate Acts identified in the foregoing resolutions, the Authorized Officers be, and each of them individually hereby is, authorized to execute a certificate of validation in respect of such applicable Potentially Defective Corporate Acts and to cause such certificate of validation to be filed with the State Office, with such certificate of validation to be in such form and filed at such time as any such Authorized Officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate of validation); and

FURTHER RESOLVED, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts identified in the foregoing resolutions for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

2. General Authority

RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by the Authorized Officers in furtherance of the foregoing resolutions are hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of the Corporation in accordance with the respective terms and provisions thereof; and

FURTHER RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed to take, or cause to be taken, any and all other such acts and actions and to prepare, execute and deliver, or cause to be prepared, executed and delivered any and all such other documents, instruments, certificates, filings and papers in the name and on behalf of the Corporation, under its corporate seal or otherwise, and to incur and to pay all such fees and expenses as they, or any one of them shall deem necessary, proper or advisable in order to carry out the full intent and purpose of the foregoing resolutions.

3. Counterparts and Signatures

RESOLVED, that this Consent may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument, and that signatures to this Consent may be delivered via facsimile or email correspondence and such signatures may be relied upon, and shall have the same force and effect, as the originals of such signatures.

Appendix B

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b) (1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2)  In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A)  The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B)  The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C)  That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1)  If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2)  The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3)  In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1)  Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2)  A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3)  Information required by 1 of the following paragraphs:

a.  If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b.  If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c.  If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1)  Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2)  Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a.  But for any failure of authorization, would constitute valid stock; or

b.  Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a.  The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b.  Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c.  The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1)  Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2)  Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3)  Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4)  Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5)  Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1)  Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2)  Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3)  Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)  Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5)  Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6)  Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7)  Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8)  Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9)  Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10)  Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1)  Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2)  Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3)  Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4)  Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5)  Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1)  That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2)  That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.